UNITED STATES
                                 -------------
                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):     August 7, 2003
                                                       --------------

                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                         1-10738                   13-3499319
----------------------------    ------------------------     ------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of  Incorporation)                                          Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                ANNTAYLOR, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)

      Delaware                         1-11980                   51-0297083
----------------------------    ------------------------     ------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of  Incorporation)                                          Identification No.)

                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
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           (c)    Exhibits.

                  99.1 Press Release issued by AnnTaylor Stores Corporation on August 7, 2003.


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
--------    ----------------------------------------------

            AnnTaylor Stores Corporation issued a Press Release, dated August 7, 2003. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.

            The information included herein and in Exhibit 99.1 is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


                               SIGNATURES
                               ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            ANNTAYLOR STORES CORPORATION
                                            -------------------------------

                                            By:   /s/Barbara K. Eisenberg
                                                  -----------------------------
                                                  Barbara K. Eisenberg
Date:  August 7, 2003                             Senior Vice President,
                                                  General Counsel and Secretary



                                            ANNTAYLOR, INC.
                                            ----------------
                                            By:   /s/Barbara K. Eisenberg
                                                  -----------------------------
                                                  Barbara K. Eisenberg
Date:  August 7, 2003                             Senior Vice President,
                                                  General Counsel and Secretary

                                    Page 2

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


                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                          Description
-----------    ----------------------------------------------------------------

  99.1         Press Release issued by AnnTaylor Stores Corporation on August 7,
               2003.








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